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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 18, 1998


                               WEEKS REALTY, L.P.
             (Exact name of registrant as specified in its charter)

              Georgia           000-22933              58-2121388
              -------           ---------              ----------
             (State of       (Commission File        (IRS Employer
           Incorporation)        Number)           Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 923-4076
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS


Statement of Financial Accounting Standards ("SFAS") 128, "Earnings Per Share," was issued requiring a new method for computing earnings per share. SFAS 128 is effective for financial statements issued after December 15, 1997 and requires a restatement of prior period earnings per share data and additional disclosures regarding the details of the computation of both basic and diluted earnings per share as set forth in SFAS 128. Weeks Realty, L.P. (the "Operating Partnership") has provided, in an exhibit to this Form 8-K, restated earnings per unit for the Operating Partnership's financial statements included in its Form 10/A dated and filed on October 1, 1997 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

       Exhibit No.       Description
--------------------------------------------------------------------------------
          99.1           Earnings per unit -- restated for Statement of
                         Financial Accounting Standards No. 128



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WEEKS REALTY, L.P.
                               Registrant


                               By:  Weeks GP Holdings, Inc.,
                                    general partner


Date:  February 18, 1998       /s/ David P. Stockert
                               -------------------------------------------------
                               David P. Stockert
                               Senior Vice President and
                               Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit     Description                                     Page
-------     -----------                                     ----
  99.1      Earnings per unit -- restated for Statement
            of Financial Accounting Standards No. 128         5


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